                               SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14 (c) of the Securities
                                Exchange Act of 1934
                                (Amendment No.     )

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2) )
[ ]  Definitive Information Statement

                             Style Select Series, Inc.
                  (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------



     5)   Total Fee paid:

          ----------------------------------------------------------------------

     [  ] Fee paid previously with preliminary materials.

     [  ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------


     3)   Filing Party:

          ----------------------------------------------------------------------


     4)   Date Filed:

          ----------------------------------------------------------------------

April 27, 1998



Dear International Equity Portfolio Shareholder:

The enclosed information statement details a recent subadviser change for the International Equity Portfolio (the "Portfolio") of Style Select Series, Inc.
("Style Select").   On February 19, 1998, Style Select's Board of Directors
approved the engagement of Bankers Trust Company ("BT") to replace Strong Capital Management, Inc. as a subadviser of the Portfolio, effective as of March 2, 1998.

BT joins Rowe Price-Fleming International, Inc. and Warburg Pincus Asset Management, Inc., the Portfolio's other subadvisers, managing approximately one-third of the Portfolio. We are optimistic that the Portfolio will continue to benefit under the management of these three fine firms.

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolio, the ownership of BT, and the terms of the Subadvisory Agreement with BT which your Directors have approved.

Please feel free to call us at (800) 858-8850 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Style Select Portfolios.


Sincerely,



Robert M. Zakem
Secretary

                             STYLE SELECT SERIES, INC.

                           International Equity Portfolio

                               The SunAmerica Center
                                  733 Third Avenue
                              New York, New York 10017

                           -----------------------------

                               INFORMATION STATEMENT

                           -----------------------------

     This information statement is being provided to the shareholders of the International Equity Portfolio (the "Portfolio") of Style Select Series, Inc. ("Style Select" or the "Corporation") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits the Portfolio's manager to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors, but without obtaining shareholder approval. This information statement is being furnished by the Directors of the Portfolio.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about April 29, 1998.


THE CORPORATION

     The International Equity Portfolio is an investment portfolio of Style Select, a Maryland corporation. The Corporation has entered into an Investment Advisory and Management Agreement dated September 17, 1996, as amended August 20, 1997, with SunAmerica Asset Management Corp., a Delaware corporation ("SunAmerica" or the "Adviser") (the "Advisory Agreement"). SunAmerica selects the subadvisers for and/or manages the investments of each Portfolio of Style Select, provides various administrative services and supervises each Portfolio's daily business affairs, subject to general review by the Board of Directors. The Advisory Agreement authorizes SunAmerica to manage the assets of each Portfolio and/or to retain the subadvisers to do so. SunAmerica selects subadvisers it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each of the subadvisers is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadvisers. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

     Since September 1996, Strong Capital Management, Inc. ("Strong") has served as one of the Portfolio's subadvisers, pursuant to a Subadvisory Agreement with SunAmerica dated September 17, 1996 (the "Previous Agreement"). At a meeting held on February 19, 1998, the Directors, including a majority of the Directors who are not interested persons of the Fund or SunAmerica, approved SunAmerica's recommendation to replace Strong with a new subadviser. Accordingly, the Directors approved a Subadvisory Agreement (the "New Agreement") with Bankers Trust Company ("BT" or the "Subadviser"), which became effective on March 2, 1998. The recommendation to engage BT was made by SunAmerica in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record. SunAmerica believes that BT's management style is appropriately suited to the Portfolio and expects BT's management style to complement that of the Portfolio's other Subadvisers, Rowe Price-Fleming International, Inc. ("Rowe Price") and Warburg Pincus Asset Management, Inc. ("Warburg") ( together with BT, the "Subadvisers").

     Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SunAmerica that applies to the International Equity Portfolio is 1.10% of Assets. The term "Assets" means the average daily net assets of the Portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other Portfolios. For the fiscal year ended October 31, 1997, SunAmerica paid fees to the Subadvisers of the International Equity Portfolio equal to the aggregate annual rate of 0.65%, expressed as a percentage of the Assets of the Portfolio. The net advisory fee retained by SunAmerica with respect to the Portfolio after SunAmerica paid all Subadvisers managing its assets was 0.45%, expressed as the aggregate annual rate of the Assets of the Portfolio.

     The New Agreement is substantially similar in form from the Previous Agreement, except that BT is a qualified "bank," as defined under the Investment Advisers Act of 1940, as amended, and as such, is not required to register as an investment adviser under such Act. The New Agreement is substantially similar in substance to the Previous Agreement in that it provides for the Subadviser to manage the portion of the Portfolio allocated to it on a discretionary basis, provides for the Adviser to compensate the Subadviser for its services, authorizes the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolio, and requires the Subadviser to comply with the Portfolio's investment policies and restrictions and with applicable law. The Previous Agreement differs from the New Agreement in certain respects. Since BT is qualified as a "bank," the Subadviser represents and warrants compliance with all applicable banking laws as well as the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended. Further, the New Agreement includes language providing that the Subadviser maintains a level of errors and omissions or professional liability insurance coverage that is appropriate given the nature of its business, whereas the Previous Agreement required that the level of insurance coverage merely to be satisfactory to SunAmerica. A form of the New Agreement is attached to this information statement as Exhibit A.


INFORMATION ABOUT BT

     BT, a New York corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. BT, as a worldwide merchant bank, serves corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 50 countries. It conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. BT is one of the nation's largest and most experienced investment managers, with approximately $300 billion in assets managed globally as of December 31, 1997. BT's U.S.-based Global Investment Management ("GIM") Group, is the firm's primary provider of asset management services. GIM and its affiliates, including Bankers Trust Australia Limited, Japan Bankers Trust and the Private Client Services Group, have built one of the largest and strongest asset management firms. Today, BT manages over $300 billion in assets for institutional and individual clients worldwide. BT is not affiliated with SunAmerica.

     The names and principal occupations of the Directors and Principal Executive Officer of BT are set forth below:

Name                          Position                      Address
----                          --------                      -------

Frank N. Newman               Chairman of the Board,        BT
                                Chief Executive Officer
                                and President
Geroge J. Vojta               Vice Chairman of the Board    BT
Lee A. Ault III               Director                      BT
Neil R. Austrian              Director                      BT
George B. Beitzel             Director                      BT
Phillip A. Griffiths          Director                      BT
William R. Howell             Director                      BT
Vernon E. Jordan, Jr.         Director                      BT
Hamish Maxwell                Director                      BT
N.J. Nichols, Jr.             Director                      BT
Russell E. Palmer             Director                      BT
Donald L. Stahell             Director                      BT
Patricia Carry Stewart        Director                      BT
G. Richard Thomas             Director                      BT
Paul A. Volcker               Director                      BT


BOARD OF DIRECTORS' CONSIDERATIONS

     In approving the New Agreement, the Directors, at an in-person meeting held on February 19, 1998, considered certain factors, including (i) the nature and quality of the services expected to be rendered by BT to the Portfolio, including the credentials and investment experience of its officers and employees; (ii) BT's investment approach, which is expected to complement that of Rowe Price and Warburg, and to provide additional diversification to the Portfolio; (iii) the structure of BT and its ability to provide services to the Portfolio, based on both its financial condition as well as its performance record; (iv) a comparison of BT's subadvisory fee with those of other advisers, as well as any indirect costs and benefits of providing such subadvisory services to the Portfolio; and (v) the fact that the terms of the two agreements are substantially the same. The Directors determined that the change in subadvisers and the subadvisory fee were reasonable, fair and in the best interests of the Portfolio and its shareholders.

ADDITIONAL INFORMATION

     SunAmerica serves as investment adviser, selects the subadvisers for and/or manages the investments of each Portfolio, provides various administrative services and supervises each Portfolio's daily business affairs, subject to general review by the Directors. SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of the Corporation. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     The Corporation is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling (800) 858-8850.

By Order of the Directors,



Robert M. Zakem
Secretary



Dated: April 27, 1998

                                SUBADVISORY AGREEMENT

          This SUBADVISORY AGREEMENT is dated as of February 18, 1998 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and BANKERS TRUST COMPANY (the "Subadviser"), a wholly owned subsidiary of Bankers Trust New York Corporation.

                                     WITNESSETH:

     WHEREAS, the Adviser and Style Select Series Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of September 17, 1996, as amended August 20, 1997 (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

     WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is a "bank" as defined under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1.   DUTIES OF THE SUBADVISER.    (a)  The Adviser hereby engages the
services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser of the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information, and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that the portion of the assets which it manages of the Portfolio set forth in Schedule A will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments.

Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with
(a) the provisions of the Act and rules adopted thereunder; (b) applicable federal and state securities, commodities and banking laws; and (c) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the corporation, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

          (b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

     2.   PORTFOLIO TRANSACTIONS.   The Subadviser is responsible for decisions
to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the

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

Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affilates, the Adviser and its affiliates or any other subadviser to the corporation and its respective affilates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affilated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affilates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     3.   COMPENSATION OF THE SUBADVISER.   The Subadviser shall not be entitled
to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for the Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4.   OTHER SERVICES.   At the request of the Corporation or the Adviser,
the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

     5.   REPORTS.   The Corporation, the Adviser and the Subadviser agree to
furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statement, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

     6.   STATUS OF THE SUBADVISER.   The services of the Subadviser to the
Adviser and the corporation are not be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

     7.   CERTAIN RECORDS.   The Subadviser hereby undertakes and agrees to
maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

     8.   REFERENCE TO THE SUBADVISER.   Neither the Corporation nor the Adviser
or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     9.   LIABILITY OF THE SUBADVISER.   (a) In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any an all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser,

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

including, but not limited to: (A) a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating Portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser.

     10.  PERMISSIBLE INTERESTS.   Directors and agents of the Corporation are
or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

     11.  TERM OF THE AGREEMENT.   This Agreement shall continue in full force
and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

          With respect to the Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Corporation in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continue effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

     12.  SEVERABILITY.   If any provision of this Agreement shall be held or
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13.  AMENDMENTS.   This Agreement may be amended by mutual consent in
writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

     14.  GOVERNING LAW.   This Agreement shall be construed in accordance with
the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     15.  SEPARATE SERIES.   Pursuant to the provisions of the Articles of
Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

     16.  NOTICES.   All notices shall be in writing and deemed properly given
when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:    Bankers Trust Company
                    130 Liberty Street, 26th Floor, Mail Stop 2265
                    New York, New York 10006
                    Attention:  Lawrence S. Lafer
                                Vice President
                                U.S. Investment Management Documentation

     Adviser:       SunAmerica Asset Management Corp.
                    The SunAmerica Center
                    733 Third Avenue, Third Floor
                    New York, NY  10017-3204
                    Attention:  Robert M. Zakem
                                Senior Vice President and General Counsel

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                         SUNAMERICA ASSET MANAGEMENT CORP.

                         By:  /s/ Peter A. Harbeck
                              ----------------------
                              Name:     Peter A. Harbeck
                              Title:    President


                          BANKERS TRUST COMPANY

                         By:  /s/ Irene S. Greenberg
                              ----------------------
                              Name:     Irene S. Greenberg
                              Title:    Vice President

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